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                                      As filed pursuant to Rule 497
                                      under the Securities Act of 1933 and 1940
                                      Registration No. 333-65118 and 811-3859


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
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                            VARIABLE SEPARATE ACCOUNT
            (PORTION RELATING TO THE POLARIS CHOICE VARIABLE ANNUITY)

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        SUPPLEMENT TO THE POLARIS CHOICE PROSPECTUS DATED APRIL 30, 2002

The following is added as a footnote to the Nations International Value portfolio listed on page 1 and 12:

        The Nations International Value Portfolio ("Portfolio") will not accept Purchase Payments from current or prospective policy owners after September 30, 2002 ("Closing Date"). Policy owners who are invested in the Portfolio prior to Closing Date can remain invested. Dividends and capital gains with respect to investments prior to Closing Date will be reinvested.

        Policy owners will be unable to make new Purchase Payments to the Portfolio, including through programs such as Dollar Cost Averaging or automatic asset rebalancing after September 30, 2002.

The following is added as a footnote to the Nations International Value portfolio in the Nations Separate Account Fee Table on page 5 and the Explanation of Fee Tables and Examples on page 9:

        The Nations International Value portfolio will no longer be available for investment after September 30, 2002.

Date:  May 31, 2002



                Please keep this Supplement with your prospectus.